EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-35452 of Capitol Federal Financial and Subsidiary (the "Company") on Form S-8 of our report dated November 1, 2000, appearing in this Annual Report on Form 10-K of the Company for the year ended September 30, 2000.

                                                                                                                                       /s/ Deloitte & Touche LLP

Kansas City, Missouri

December 29, 2000